Exhibit 10.1

Execution Version

December 3, 2017

Osteon Holdings, L.P.

c/o TPG Global, LLC

301 Commerce Street

Suite 3300

Fort Worth, TX 76102

Re:	First Amendment to Equity Commitment Letter

Ladies and Gentlemen:

Reference is made to the letter agreement dated as of October 22, 2017 (the “Equity Commitment Letter”), among TPG Partners VII, L.P., a Delaware limited partnership (the “Fund”), Osteon Holdings, L.P., a Delaware limited partnership (“Parent”), and Exactech, Inc., a Florida corporation (the “Company”), which was executed and delivered in connection with the Agreement and Plan of Merger, dated as of October 22, 2017, as amended, by and among Parent, Osteon Merger Sub, Inc., a Florida corporation, and the Company.

The parties hereto hereby agree that the Equity Commitment Letter is amended as follows:

(a) Section 1 of the Equity Commitment Letter is hereby amended by deleting the number:

“$624,704,000”

and replacing such number with:

“$737,057,000”.

Except as expressly amended hereby, the Equity Commitment Letter is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This first amendment to the Equity Commitment Letter (this “Amendment”) is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Equity Commitment Letter or any of the documents referred to therein. This Amendment shall form a part of the Equity Commitment Letter for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Equity Commitment Letter shall be deemed a reference to the Equity Commitment Letter as amended hereby.

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Very truly yours,

TPG PARTNERS VII, L.P.

By: TPG Genpar VII, L.P., its general partner

By: TPG Genpar VII Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

Accepted and Agreed to as

of the date first written above:

OSTEON HOLDINGS, L.P.

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

Accepted and Agreed to as

of the date first written above:

EXACTECH, INC.

By:	/s/ William Petty
Name:	William Petty
Title:	Executive Chairman